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                                                                   EXHIBIT 10.13

                                 BAY CITIES BANK
                          ENDORSEMENT SPLIT DOLLAR PLAN

            BENEFICIARY DESIGNATION AND LIMITED ASSIGNMENT OF RIGHTS

Owner:         BAY CITIES BANK, and its successors and assigns (Employer/Bank)

Endorsee:      MARTI J. WARREN and his successors and assigns (Employee)

Insurer:       JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy No.:    58 961 002

Insured:       MARTI J. WARREN (Employee)

In consideration of Bay Cities Bank Endorsement Split Dollar Life Insurance Agreement (the "Agreement") entered into between the above named Owner and Endorsee, Owner and Endorsee agree as follows:

The above numbered Policy is subject to this Endorsement Split Dollar Plan Beneficiary Designation and Limited Assignment of Rights (the "Endorsement Plan") as referenced in the Agreement and specified herein, subject to all terms and conditions of the Policy and to all liens, if any, which the Insurer may have against the Policy.

         I.       PURPOSE:

                  This Endorsement Plan grants the Endorsee a right to name a beneficiary of death proceeds, in an amount specified below, and does not give the Endorsee any other rights.

         II.      BENEFICIARIES:

                  Endorsee's beneficiary designated for a fixed amount; Owner designated for the remaining proceeds.

                  (a) The Endorsee's designated beneficiary(ies), shall be entitled to payment of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00).

                  (b) In the event that the cumulative net amount at risk insurance portion of the proceeds is not sufficient to fully cover the amount defined in Paragraph II(a) above, the Endorsee's beneficiary(ies) shall only be entitled to the remaining net amount at risk insurance portion which does exist in the policy. The net amount at risk insurance portion is the total death benefit proceeds less the cash value of the policy.

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                  (c)      The Owner shall be entitled to the remainder of such
                           death benefit proceeds.

         III.     AGREEMENT:

                  The undersigned hereby agree that the Insurer may rely on the Owner's written statement of the amount due to be paid to the beneficiaries upon the death of the Insured. Upon payment of the death proceeds based on such statement, the Insurer shall be fully released under the Policy and the respective beneficiaries shall indemnify the Insurer to that effect. If the Insurer is made, or elects to become, a party to any litigation concerning the proper apportionment of the net death proceeds, the Insurer's litigation expenses, including attorney fees, shall be deducted from the net death proceeds. This Endorsement Plan shall be binding upon the parties and their successors, heirs, assigns, devisees, personal representatives and other legal representatives. The Insurer will not be liable for any action it takes before this Endorsement Plan is received and acknowledged at the Insurer's Home Office. In the event of any conflict between this Endorsement Plan and the terms in the Agreement, the Agreement shall prevail.

         IV.      ENDORSEE'S DESIGNATION OF BENEFICIARY:

                  The Endorsee, subject to the rights of the Owner as stated above and in the Agreement, designates the following as the primary and contingent beneficiaries of the proceeds described in Section II above. The beneficiaries designated by the Endorsee are revocable and the identity of the Beneficiaries may be changed upon Endorsee's signature alone.

Primary Beneficiary(ies) are:


FULL NAME                           RELATIONSHIP TO INSURED            DATE OF BIRTH             SOCIAL  SECURITY
---------                           -----------------------            -------------             ------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

If no primary beneficiary survives the Insured, CONTINGENT BENEFICIARY(IES) are:


FULL NAME                           RELATIONSHIP TO INSURED            DATE OF BIRTH             SOCIAL  SECURITY
---------                           -----------------------            -------------             ------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


If there is no living beneficiary at the death of the Insured, then the proceeds described in Section II will be paid to Endorsee or Endorsee's estate.

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Signed this ________ day of _______________, 2002

If signing for an entity, the undersigned represents that s/he has the authority to bind the entity.

"Employer"

BAY CITIES BANK



By: _________________________________


Its:_________________________________

P.O. Box 21027
Tampa, FL  33622-1027


"Employee"



____________________________________________________
MARTI J. WARREN


____________________________________________________
Home Address


____________________________________________________


Filed at the Home Office of the Insurer this ______ day of __________________, 2002. John Hancock Variable Life Insurance Company assumes no responsibility for the validity of the contents of this document.

                                             By: _______________________________
                                                              Authorized Officer


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